SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                              (the "Exchange Act")

       Date of Report (date of earliest event reported): July 25, 2007

                            Prevention Insurance.com
                                 (the "Company")
	     ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
		 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        1-0032389                                        88-0126444
------------------------                      --------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


        2770 South Maryland Parkway, Suite 416, Las Vegas, Nevada 89109
	---------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                   (702) 732-2758
	      ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 4.01  Changes in Registrants Certifying Accountants


 (a)  Filed Form 8-K on June 15, 2007 RE: Resignation of Former Auditor.

 (b) On July 18, 2007 the audit committee of the Company appointed Lynda R. Keeton CPA, LLC as the Company's new independent registered public accounting firm beginning with the fiscal years and through July 18, 2007 the Company did not consult with Lynda R. Keeton CPA, LLC regarding either (1) The application of accounting principles to any specific completed or proposed transaction, (2) The type of audit opinion that might be rendered on the Company's financial statements or (3) any matters or reportable events as set forth in Item 304(a)(1)(iv) and (v) of Regulation S-K.



                                  Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                                     Prevention Insurance.com

Dated:  July 25, 2007                         By:    /s/  Scott Goldsmith
                                                     --------------------
                                                     Scott Goldsmith
                                                     President